Investment in equity investees (Tables)	12 Months Ended
Dec. 31, 2014
Schedule Of Equity Method Investees [Table Text Block]
Years ended December 31,	2014	2013	2012
(in thousands)
Operating results:
Total revenues	$715,966	$1,302,637	$796,185
Total expenses	343,100	1,024,713	570,450
Income tax (benefit) expense	43,993	39,301	(36,914)
Net income	$328,873	$238,623	$262,649

At December 31,		2014	2013
(in thousands)
Balance Sheet:
Total assets		$7,421,225	$5,987,802
Total liabilities		$5,182,478	$4,036,484